EXHIBIT 99

Investor Contact:
Robert G. Burrows
Vice President, Investor Relations
240-631-3280
BurrowsR@ebsi.com

Media Contact:
Tracey Schmitt
Vice President, Global Public Affairs
and Corporate Responsibility
240-631-3394
SchmittT@ebsi.com

EMERGENT BIOSOLUTIONS COMPLETES INVESTIGATION AND RESUMES BIOTHRAX MANUFACTURING ACTIVITIES; RE-AFFIRMS PREVIOUS FULL-YEAR 2015 FINANCIAL OUTLOOK

-	Internal investigation completed; implementing targeted corrective and preventive actions
-	Full year 2015 outlook re-affirmed
o	Total revenues of $510-$540 million
o	Net income of $50-$60 million (GAAP) and $60-$70 million (adjusted)
-	Preliminary Q1 2015 revenues anticipated to be $62-$64 million; net loss of $21-$23 million
-	Company to conduct a conference call on May 7, 2015 to discuss Q1 financial results

GAITHERSBURG, Md., April 22, 2015—Emergent BioSolutions Inc. (NYSE: EBS) announced today that it has resumed full manufacturing operations of BioThrax® (Anthrax Vaccine Adsorbed) after completing its internal manufacturing investigation of foreign particles discovered in a limited number of vials in two manufactured BioThrax lots. Following a comprehensive assessment, the company has identified a supplier component as the most probable root cause. As a result, the company is implementing certain targeted corrective and preventive actions in the operations of its suppliers and contract manufacturers, as well as its own operations. The investigation concluded that there was no impact to any BioThrax in distribution or to any of the company's other products or manufacturing operations, including the company's Building 55 operations and plans for licensure.

With the conclusion of its investigation, the company is re-affirming its financial outlook for full-year 2015, previously issued on January 11, 2015, and issuing preliminary results for the first quarter of 2015, both of which include the full impact of all decisions on BioThrax lot disposition.

2015 Financial Outlook
Full Year 2015
For the full year of 2015, the company re-affirms its previous forecast of total revenues of $510 to $540 million, driven by growth in BioThrax sales which are anticipated to be between $270 to $285 million, continued domestic and international sales of the other Biodefense division products, incremental growth in product sales and services revenues from the Biosciences division and continued robust development funding through contracts, grants and collaborations revenues. The company also forecasts full year 2015 GAAP net income of $50 to $60 million and adjusted net income of $60 to $70 million (see "Reconciliation of GAAP to Adjusted Net Income" for a definition of terms and a reconciliation table). The company's outlook for 2015 does not include any estimates for potential new corporate development or other M&A transactions.

Q1 2015
For the first quarter of 2015, the company expects total revenues of $62-$64 million and a net loss of $21-$23 million.

Reconciliation of GAAP to Adjusted Net Income
This press release contains a financial measure, adjusted net income, which is considered a "non-GAAP" financial measure under applicable Securities & Exchange Commission rules and regulations. This non-GAAP financial measure should be considered supplemental to and not a substitute for financial information prepared in accordance with generally accepted accounting principles. The company's definition of this non-GAAP measure may differ from similarly titled measures used by others. The non-GAAP financial measure used in this press release adjusts for specified items that can be highly variable or difficult to predict, or reflect the non-cash impact of charges resulting from purchase accounting. The company views this non-GAAP financial measure as a means to facilitate management's financial and operational decision-making, including evaluation of the company's historical operating results and comparison to competitors' operating results. This non-GAAP financial measure reflects an additional way of viewing aspects of the company's operations that, when viewed with GAAP results and the reconciliations to the corresponding GAAP financial measure, may provide a more complete understanding of factors and trends affecting the company's business.

The determination of the amounts that are excluded from this non-GAAP financial measure is a matter of management judgment and depends upon, among other factors, the nature of the underlying expense or income amounts. The company is likely to exclude the following items from its non-GAAP adjusted net income (loss) in the future, the effect of which is uncertain but may be significant in amount:

•	Expenses related to completed and future acquisitions of other businesses, including transaction costs and integration costs;
•	Amortization of intangible assets;
•	Non-cash charges related to the impairment of intangible or tangible assets;
•	Expenses associated with restructuring activities, including but not limited to, accelerated depreciation, severance costs and lease abandonment charges; and
•	Other non-recurring charges.

Because non-GAAP financial measures exclude the effect of items that will increase or decrease the company's reported results of operations, management strongly encourages investors to review the company's consolidated financial statements and publicly filed reports in their entirety.

The following table provides a reconciliation of GAAP to Adjusted net income for its 2015 financial outlook.

	Financial Results for the Years Ended December 31,
(in millions)	2015 (Forecast)	2014 (Actual)	2013 (Actual)	Source
GAAP Net Income	$50.0 to 60.0	$36.7	$31.1	NA
Adjustments:
Acquisition-related costs (transaction & integration)	2.0	8.1	4.6	SG&A
Non-cash amortization charges	11.0	9.5	2.0	COGS, SG&A, Other Income
Write-off of syndicated loans	-	1.8	-	Other Income
Impact of purchase accounting on inventory step-up	1.0	3.0	-	COGS
Restructuring activities	1.0	2.6	2.8	SG&A
Tax effect	(5.0)	(7.5)	(2.8)	NA
Total Adjustments	10.0	17.5	6.6	NA
Adjusted Net Income	$60.0 to 70.0	$54.2	$37.7	NA

Conference Call
The company will host a conference call on Thursday, May 7, 2015 at 5:00 pm (Eastern Time) to discuss the financial results for the first quarter of 2015, recent business developments, and revenue guidance for the second quarter of 2015.

This conference call can be accessed live by telephone or through Emergent's website:

Live Teleconference Information: Dial in number: (855) 766-6521 (International dial in: (262) 912-6157) Passcode: 27616485	Live Webcast Information: Visit www.emergentbiosolutions.com and select the "Investors" section

Pre-registering for the live call will expedite access and minimize hold times. You will be issued a passcode to bypass the operator and connect directly. To pre-register for the call, visit the following website: http://edge.media-server.com/m/p/wjvw5rtn/lan/en

A replay of the call can be accessed on Emergent's website http://www.emergentbiosolutions.com under "Investors."

About Emergent BioSolutions
Emergent BioSolutions is a global specialty biopharmaceutical company seeking to protect and enhance life by offering specialized products to healthcare providers and governments to address medical needs and emerging health threats. Additional information about the company may be found at http://www.emergentbiosolutions.com. Follow us @emergentbiosolu.

Safe Harbor Statement
This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact, including our financial guidance, and any other statements containing the words "believes", "expects", "anticipates", "intends", "plans", "forecasts", "estimates" and similar expressions in conjunction with, among other things, discussions of financial performance or financial condition, growth strategy, product sales, manufacturing capabilities, product development, regulatory approvals or expenditures are forward-looking statements. These forward-looking statements are based on our current intentions, beliefs and expectations regarding future events. We cannot guarantee that any forward-looking statement will be accurate. Investors should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. Investors are, therefore, cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statement speaks only as of the date of this press release, and, except as required by law, we do not undertake to update any forward-looking statement to reflect new information, events or circumstances.

There are a number of important factors that could cause the company's actual results to differ materially from those indicated by such forward-looking statements, including appropriations for BioThrax procurement; our ability to successfully integrate Cangene Corporation and realize the potential benefits of this acquisition; our ability to obtain new BioThrax sales contracts or modifications to existing contracts; our plans to pursue label expansions and improvements for BioThrax; availability of funding for our US government grants and contracts; our ability to identify and acquire or in-license products or late-stage product candidates that satisfy our selection criteria; whether anticipated synergies and benefits from an acquisition or in-license are realized within expected time periods or at all; our ability to enter into selective collaboration arrangements; the timing of and our ability to achieve milestones in out-license and collaboration contracts; our ability to expand our manufacturing facilities and capabilities; our ability and the ability of our contractors and suppliers to maintain compliance with cGMP and other regulatory obligations; the results of regulatory inspections; our ability to meet operating and financial restrictions placed on us and our subsidiaries that are contained in our senior credit facility; the rate and degree of market acceptance and clinical utility of our products; the success of our ongoing and planned development programs; the timing of and our ability to obtain and maintain regulatory approvals for our product candidates; and our commercialization, marketing and manufacturing capabilities and strategy. The foregoing sets forth many, but not all, of the factors that could cause actual results to differ from our expectations in any forward-looking statement. Investors should consider this cautionary statement, as well as the risk factors identified in our periodic reports filed with the SEC, when evaluating our forward-looking statements.